Exhibit 10.4

June 27, 2012

Tile Shop Holdings, Inc.
1400 Carlson Parkway
Plymouth, MN 55441

JWC Acquisition Corp.
Bay Colony Corporate Center
North Entrance
1000 Winter Street, Suite 4300
Waltham, MA 02451

Re:	Section 2.4(e) Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the shares of Buyer Common Stock held by JWC Acquisition, LLC (“Sponsor”), the warrants to purchase an aggregate of 5,333,333 shares of Buyer Common Stock held by the members of the Sponsor, the obligation of the members of the Sponsor to purchase the Additional Closing Shares in connection with the transactions contemplated by the Contribution and Merger Agreement by and among The Tile Shop, LLC, ILTS, LLC, Tile Shop, Inc., JWTS, Inc. and each of the other Members of the Company, Nabron International, Inc., Holdings, TS Merger Subsidiary, Inc. and Peter Jacullo, in his capacity as Sellers’ Representative, as amended from time to time (the “Definitive Agreement”). Capitalized terms used but not otherwise defined herein shall have their respective meanings set forth in the Definitive Agreement.

This Agreement is being executed and delivered simultaneously with the execution and delivery of the Definitive Agreement. In the event the Definitive Agreement is terminated prior to the Closing Date, this Agreement shall terminate without any further action by any of the parties hereto and no party shall have any liability or further obligation to any other party to this Agreement.

In order to induce the Sellers and Holdings to enter into the Definitive Agreement and to consummate the transactions contemplated by the Definitive Agreement, the undersigned hereby agrees to each of the following:

(i)          immediately prior to the Effective Time, the Sponsor shall distribute to its members all of the shares of Buyer Common Stock held by the Sponsor;

(ii)         effective immediately prior to the Effective Time, each of the undersigned holders of the Sponsor Warrants hereby (A) waives its rights and the rights of its permitted transferees under Section 2.5 of the Warrant Agreement to exercise the Sponsor Warrants for cash and agrees that such Warrants, may only be exercised on a cashless basis pursuant to Subsection 3.3.1(c) of the Warrant Agreement, (B) agrees that prior to such exercise, such person will not directly or indirectly, on his, her, or its own behalf, or on behalf of entities, family members or trusts affiliated with or controlled by him, her or it, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any options or purchase or otherwise dispose of or agree to dispose of, directly or indirectly, the Sponsor Warrant held by him, her or it, and (C) agrees that his, her or its Sponsor Warrants will be subject to redemption after the underlying shares of Holdings Common Stock exceed $18.00 per share in the same manner that the Warrants held by persons other than the members of the Sponsor are subject to redemption.

Notwithstanding the foregoing, the undersigned holders of Sponsor Warrants may transfer the Sponsor Warrants owned by him, her or it;

(i)          by gift or other transfer to a member of the undersigned’s immediate family or to a trust, corporation, partnership or limited liability company established for estate planning purposes, the beneficiaries, stockholders, parties or member, of which are members of the immediate family of the undersigned holder of Sponsor Warrants or a charitable organization;

(ii)         by virtue of the laws of descent and distribution upon the death of the undersigned;

(iii)        pursuant to a qualified domestic relations order; and

(iv)        to the stockholders, parties, or members, of the undersigned or a corporation, partnership or limited liability company that is a permitted transferee hereunder.

Provided that in the case of clauses (i) through (iii) those permitted transferees and any stockholder, parties or member thereto enter into a written agreement with the Sellers’ Representative agreeing to be bound by the waiver of rights and the transfer restrictions contained herein.

In the event that prior to Closing, holders of Buyer Common Stock have exercised their rights under the Buyer’s certificate of incorporation, as amended, to cause Buyer to redeem greater than 4,000,000 shares of Buyer Common Stock for a cash payment from the Trust Account, each of the undersigned members of the Sponsor listed on Schedule 1 hereto hereby agrees that immediately prior to the Effective Time, he, she or it shall purchase from Holdings, and Holdings hereby agrees to issue and sell to such members of the Sponsor, a number of shares of Holdings Common Stock equal to their Pro Rata Portion (as defined below) of a number of shares of Holdings Common Stock equal to the number of shares of Buyer common Stock redeemed in excess of 4,000,000 shares at a purchase price of $10 per share, payable by such member of the Sponsor by wire transfer of immediately available funds; provided that the number of shares of Holdings Common Stock that each of the undersigned members of Sponsor are obligated to purchase hereunder shall not exceed the number of shares set forth opposite the name of such undersigned member of Sponsor under the heading “Maximum Number of Shares”. The “Pro Rata Portion” for each of the undersigned members of the Sponsor listed on Schedule 1 shall be equal to (x) the number of shares set forth opposite the name of such undersigned member of Sponsor under the heading “Maximum Number of Shares”, divided by (y) 1,500,000. The obligation of each of the undersigned members of the Sponsor listed on Schedule 1 is several and not joint.

From and after the date hereof and until the 18th month anniversary of the Closing, the undersigned hereby agree that they will not, and will cause their affiliates not to, purchase, directly or indirectly, any Public Warrants (other than Sponsor Warrants from each other).

Each of the undersigned shall cause J.W. Childs Associates, L.P. to waive any of its rights to convert any unreimbursed advances made by J.W. Childs Associates, L.P. to the Buyer into warrants of the Buyer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

This Agreement may not be amended prior to the Closing Date without the written consent of Holdings and the undersigned.

Very truly yours,

JWC ACQUISITION, LLC

By:	/s/ Adam L. Suttin
Name:	Adam L. Suttin
Title:	President

MEMBERS OF SPONSOR

/s/ John W. Childs
John W. Childs

/s/ Adam L. Suttin
Adam L. Suttin

/s/ Arthur P. Byrne
Arthur P. Byrne

/s/ David A. Fiorentino
David A. Fiorentino

[Signature Page to Section 2.4(e) Agreement]

/s/ Raymond B. Rudy
Raymond B. Rudy

/s/ Jeffrey J. Teschke
Jeffrey J. Teschke

/s/ William E. Watts
William E. Watts

[Signature Page to Section 2.4(c) Agreement]

/s/ Hemanshu Patel
/s/ Hemanshu Patel

SAWAYA CAPITAL PARTNERS, LLC

By:	/s/ Fuad Sawaya

/s/ Steven G. Segal
Steven G. Segal

[Signature Page to Section 2.4(e) Agreement]

Acknowledged and Agreed:

TILE SHOP HOLDINGS, INC.

By:	/s/ Robert A. Rucker
Name:	Robert A. Rucker
Title:	President

JWC ACQUISITION CORP.

By:	/s/ Adam L. Suttin
Name:	Adam L. Suttin
Title:	President

[Signature Page to Section 2.4(e) Agreement]

Schedule 1

Member of Sponsor	Maximum Number of Shares
John W. Childs	1,080,000
Adam L. Suttin	110,000
Arthur P. Byrne	100,000
David A. Fiorentino	10,000
Raymond Rudy	20,000
Jeffrey J. Teschke	10,000
William E. Watts	100,000
Sawaya Capital Partners, LLC	50,000
Steven G. Segal	20,000

1,500,000

A-1-